UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 15, 2014

AMC ENTERTAINMENT HOLDINGS, INC.

(Exact Name of Registrant as Specified in Charter)

Delaware	001-33892	26-0303916
(State or Other Jurisdiction of	(Commission File Number)	(I.R.S. Employer Identification
Incorporation)		Number)

One AMC Way

11500 Ash Street, Leawood, KS 66211

(Address of Principal Executive Offices, including Zip Code)

(913) 213-2000

(Registrant’s Telephone Number, including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01 Regulation FD Disclosure.

On January 15, 2014 AMC Entertainment Inc. (the “Company”) a wholly-owned subsidiary of AMC Entertainment Holdings, Inc. commenced a cash tender offer to purchase any and all of its outstanding $600.0 million aggregate principal amount of its 8.75% Senior Notes due 2019 (the “Notes”) through a cash tender offer (the “Tender Offer”).  In connection with the Tender Offer, the Company is soliciting the consents of holders of the Notes to certain proposed amendments to the indenture governing the Notes (the “Consent Solicitation”).  The primary purpose of the Consent Solicitation and proposed amendments is to eliminate substantially all of the restrictive covenants and certain events of default provisions of the indenture.

The press release related to the Tender Offer and the Consent Solicitation is attached as Exhibit 99.1, and is incorporated herein by reference.

The obligation of the Company to purchase Notes under the Tender Offer and pay for consents is subject to certain conditions, including the receipt of net proceeds from an offering of debt securities in an amount sufficient, together with other available cash, to fund the purchase of any and all of the Notes validly tendered pursuant to the Tender Offer, to pay for consents pursuant to the Consent Solicitation, to pay all accrued interest on the Notes purchased and to pay all fees and expenses of the Tender Offer.  If any of the conditions are not satisfied, the Company is not obligated to accept for payment, purchase or pay for, and may delay the acceptance for payment of, any tendered Notes and may even terminate the Tender Offer or Consent Solicitation.

The Company is furnishing the information in this Current Report on Form 8-K to comply with Regulation FD.  Such information shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section, and shall not be deemed to be incorporated by reference into any of the Company’s filings under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, whether made before or after the date hereof and regardless of any general incorporation language in such filings, except to the extent expressly set forth by specific reference in such a filing.

Item 9.01  Financial Statements and Exhibits.

(d) Exhibits.  The following exhibits are being filed herewith (furnished solely for purposes of Item 7.01 of this Form 8-K):

99.1	Press Release of the Company Relating to the Tender Offer and the Consent Solicitation.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has du1y caused this report to be signed on its behalf by the undersigned hereunto du1y authorized.

AMC ENTERTAINMENT HOLDINGS, INC.

Date: January 16, 2014	By:	/s/ Craig R. Ramsey
Craig R. Ramsey
Executive Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit Number	Document Description

99.1	Press Release of the Company Relating to the Tender Offer and the Consent Solicitation.